      As filed with the Securities and Exchange Commission on May 13, 1999
                                                     Registration No. 333-
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                  ------------

                                ZITEL CORPORATION
             (Exact name of registrant as specified in its charter)

                                  ------------

       CALIFORNIA                                        94-2566313
       ----------                                        ----------
(State of Incorporation)                    (I.R.S. Employer Identification No.)

                                  ------------

                              47211 BAYSIDE PARKWAY
                            FREMONT, CALIFORNIA 94538

                    ----------------------------------------
                    (Address of principal executive offices)

                                  ------------

                 1995 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                            (FULL TITLE OF THE PLAN)

                                  ------------

                                 ANNA M. MCCANN
                   VICE PRESIDENT, FINANCE AND ADMINISTRATION,
                     CHIEF ACCOUNTING OFFICER AND SECRETARY
                                ZITEL CORPORATION
                              47211 BAYSIDE PARKWAY
                            FREMONT, CALIFORNIA 94538
                            TELEPHONE: (510) 440-9600

    ------------------------------------------------------------------------
    (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                  ------------

                                   Copies to:
                              JOHN L. CARDOZA, ESQ.
                                 LINDA M. RIGAS
                               COOLEY GODWARD LLP
                               5 PALO ALTO SQUARE
                               3000 EL CAMINO REAL
                        PALO ALTO, CALIFORNIA 94306-2155
                            TELEPHONE: (650) 843-5000

                                  ------------

                        CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------------------------------
                                                    PROPOSED MAXIMUM      PROPOSED MAXIMUM
   TITLE OF SECURITIES                                  OFFERING              AGGREGATE            AMOUNT OF
     TO BE REGISTERED     AMOUNT TO BE REGISTERED  PRICE PER SHARE (1)   OFFERING PRICE (1)    REGISTRATION FEE
--------------------------------------------------------------------------------------------------------------------
 Stock Options and Common
   Stock (no par value)       200,000 shares              $1.50              $300,000.00            $83.40
--------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h). The price per share and aggregate offering price are based upon the closing price of Registrant's Common Stock on May 7, 1999 as reported on the Nasdaq National Market.

                    INCORPORATION BY REFERENCE OF CONTENTS OF
                REGISTRATION STATEMENT ON FORM S-8 NO. 333-01987

     The contents of Registration Statement on Form S-8 No. 333-01987 filed with the Securities and Exchange Commission on March 27, 1996 are incorporated by reference herein.

                                    EXHIBITS


EXHIBIT
NUMBER
   5             Opinion of Cooley Godward LLP

  23.1           Consent of PricewaterhouseCoopers LLP

  23.2           Consent of Cooley Godward LLP is contained in Exhibit 5 to this Registration Statement

  24             Power of Attorney is contained on the signature pages

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fremont, State of California, on May 12, 1999.


                              ZITEL CORPORATION


                              By  /s/Anna M. McCann
                                  -------------------------------------------
                                  Anna M. McCann
                                  Vice President, Finance and Administration,
                                  Chief Accounting Officer and Secretary



                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jack H. King and Anna M. McCann, and each or any one of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

            SIGNATURE                       TITLE                       DATE

       /s/Jack H. King          President, Chief Executive          May 12, 1999
------------------------------  Officer and Director (Principal
        (Jack H. King)          Executive Officer)

     /s/Henry C. Harris         Chief Financial Officer (Principal  May 12, 1999
------------------------------  Financial Officer)
       (Henry C. Harris)

     /s/Anna M. McCann          Vice President, Finance and         May 12, 1999
------------------------------  Administration, Chief Accounting
       (Anna M. McCann)         Officer and Secretary (Principal
                                Accounting Officer)

   /s/William R. Lonergan       Chairman of the Board of Directors  May 12, 1999
------------------------------
     (William R. Lonergan)

     /s/Philip J. Koen          Director                            May 12, 1999
------------------------------
       (Philip J. Koen)

     /s/Asa W. Lanum           Director                             May 12, 1999
------------------------------
        (Asa W. Lanum)

    /s/Catherine P. Lego        Director                            May 12, 1999
------------------------------
      (Catherine P. Lego)

    /s/William M. Regitz        Director                            May 12, 1999
------------------------------
      (William M. Regitz)

                                  EXHIBIT INDEX


EXHIBIT
 NUMBER                               DESCRIPTION
   5          Opinion of Cooley Godward LLP

  23.1        Consent of PricewaterhouseCoopers LLP

  23.2        Consent of Cooley Godward LLP is contained in Exhibit 5 to this
              Registration Statement

  24          Power of Attorney is contained on the signature pages